                                                                    EXHIBIT 10.1


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                           SUBORDINATED LOAN AGREEMENT


                          DATED AS OF NOVEMBER 13, 1998

                                     BETWEEN

                          CHASTAIN CAPITAL CORPORATION,
                                   AS BORROWER

                                       AND

                      LEND LEASE INVESTMENTS HOLDINGS, INC.

                                       AS

                               SUBORDINATED LENDER

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

                                TABLE OF CONTENTS


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
ARTICLE I - DEFINITIONS AND INTERPRETATION......................................................1
         Section 1.1.  Defined Terms............................................................1
         Section 1.2.  Certain Other Terms......................................................4
         Section 1.3.  Certain References.......................................................4
         Section 1.4.  Accounting Principles....................................................4
         Section 1.5.  Headings.................................................................4

ARTICLE II - THE LOANS..........................................................................5
         Section 2.1.  The Loan Commitment......................................................5
         Section 2.2.  Method of Disbursement of the Loans......................................5
         Section 2.3.  The Subordinated Note....................................................5
         Section 2.4.  Interest Rate and Payment of Interest....................................6
         Section 2.5.  Prepayment of the Loans..................................................6
         Section 2.6.  Repayment and Maturity...................................................6
         Section 2.7.  Use of Proceeds..........................................................7
         Section 2.8.  Subordination............................................................7
         Section 2.9.  Taxes...................................................................10

ARTICLE III - CONDITIONS PRECEDENT.............................................................11
         Section 3.1.  Documents Required for the Initial Loan.................................11
         Section 3.2.  Conditions Precedent to All Loans.......................................11

ARTICLE IV - REPRESENTATIONS AND WARRANTIES....................................................12
         Section 4.1.  Representations of Borrower.............................................12
         Section 4.2.  Representations of the Subordinated Lender..............................13

ARTICLE V - COVENANTS..........................................................................14
         Section 5.1.  Financial Statements....................................................14
         Section 5.2.  Existence, Etc..........................................................15
         Section 5.3.  Maintenance of Property; Insurance......................................15
         Section 5.4.  Notices.................................................................16
         Section 5.5.  Other Information.......................................................16
         Section 5.6.  Prohibition of Fundamental Changes......................................16
         Section 5.7.  Limitation on Distributions.............................................17

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                                                                                             Page
ARTICLE VI - DEFAULT AND REMEDIES..............................................................18
         Section 6.1.  Events of Default.......................................................18
         Section 6.2.  Interest After Default; Interest on Interest............................19
         Section 6.3.  Remedies................................................................19

ARTICLE VII - MISCELLANEOUS....................................................................20
         Section 7.1.  Amendment and Waiver....................................................20
         Section 7.2.  Further Assurances......................................................20
         Section 7.3.  Enforcement and Waiver by the Subordinated Lender.......................20
         Section 7.4.  Costs and Expenses; Indemnification.....................................20
         Section 7.5.  Notices.................................................................23
         Section 7.6.  Binding Effect, Assignment and Entire Agreement.........................25
         Section 7.7.  Counterparts............................................................25
         Section 7.8.  Governing Law...........................................................25
         Section 7.9.  Waiver of Jury Trial; Submission to Jurisdiction........................25

                           SUBORDINATED LOAN AGREEMENT

         This Subordinated Loan Agreement, dated as of November 13, 1998, between CHASTAIN CAPITAL CORPORATION, a Georgia corporation (the "BORROWER"), and LEND LEASE INVESTMENTS HOLDINGS, INC., a Delaware corporation (the "SUBORDINATED LENDER")

                              W I T N E S S E T H:

         WHEREAS, the Borrower has entered into the agreements identified on
Schedule I hereto (as amended, modified or supplemented from time to time, together with, to the extent permitted hereunder, all replacements, renewals, extensions, substitutions or refinancings thereof, whether in whole or in part, all referred to herein as the "SENIOR LOAN AGREEMENTS") with the financial institutions identified on such Schedule (together with their respective successors and assigns, the "SENIOR LENDERS"); and

         WHEREAS, the Borrower has requested that the Senior Lenders modify certain terms of the Senior Loan Agreements; and

         WHEREAS, as a condition precedent to the Senior Lenders' modification of the Senior Loan Agreements, the Senior Lenders have required that the Borrower obtain additional financial support in the form of subordinated capital; and

         WHEREAS, in order to satisfy the condition precedent described above, the Borrower has requested that the Subordinated Lender lend to the Borrower from time to time the sum of up to $40,000,000, to be used by the Borrower to fund loan commitments of the Borrower in existence on the date hereof and for general working capital purposes; and

         WHEREAS, the Subordinated Lender has agreed to lend to the Borrower from time to time the sum of up to $40,000,000, upon the terms and subject to the conditions set forth below.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

                                    ARTICLE I

                         DEFINITIONS AND INTERPRETATION

         SECTION 1.1. DEFINED TERMS. For the purposes of this Agreement, the following terms shall have the respective meanings set forth below:

                  "AGREEMENT" means this Subordinated Loan Agreement, as amended, modified or supplemented from time to time.

                  "BANKRUPTCY CODE" means the United States Bankruptcy Code of 1978, as in effect from time to time.

                  "BUSINESS DAY" means any day (other than a day that is a Saturday, Sunday or legal holiday in the State of New York) on which banks are open for business in New York City.

                  "CHANGE IN CONTROL" means the occurrence of any of the following: (i) any entity, person (within the meaning of Section 14(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT")) or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (other than the Borrower) that theretofore was beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of less than 51% of the Borrower's then outstanding common stock either
         (A) acquires shares of common stock of the Borrower in a transaction or series of transactions that results in such entity, person or group directly or indirectly owning beneficially 51% or more of the outstanding common stock of the Borrower, or (B) acquires, by proxy or otherwise the right to vote for the election of directors, for any merger, combination or consolidation of the Borrower or any of its direct or indirect Subsidiaries, or for any other matter or question, more than 51% of the then outstanding voting securities of the Borrower (except where such acquisition is made by a person or persons appointed by at least a majority of the board of directors of the Borrower to act as proxy for any purpose); or (ii) Lend Lease Real Estate Investments, Inc. ("LEND LEASE") or another Subsidiary of Lend Lease shall cease to be the "Manager" under the Management Agreement, dated as of April 28, 1998 (the "MANAGEMENT AGREEMENT"), between the Borrower and [Lend Lease] or the Management Agreement shall be terminated, unless the "Manager" resigns voluntarily or terminates the Management Agreement.

                  "CLOSING DATE" means the date on which all of the conditions set forth in Article III hereto have been satisfied in full by Borrower or waived by the Subordinated Lender.

                  "COMMITMENT" has the meaning specified in Section 2.1.

                  "COMMITMENT TERMINATION DATE" means the earlier to occur of
         (i) March 31, 1999 and (ii) the declaration by the Subordinated Lender, pursuant to Section 6.3, of a Commitment Termination Event.

                  "COMMITMENT TERMINATION EVENT" means (i) any Event of Default described in Section 6.1(f), (g), (h) or (j) or (ii) the declaration by any Senior Lender, following a default under the Senior Loan Agreements to which such Senior Lender is a party, that the Senior Debt owing to such Senior Lender is due and payable before its stated maturity or before its regularly scheduled dates of payment.

                  "DEFAULT" means an event or condition the occurrence or existence of that would, with the lapse of time or the giving of notice or both, become an Event of Default.

                  "DEFAULT RATE" means the rate of interest in effect from time to time applicable to Loans hereunder plus five percent (5%).

                  "DISTRIBUTION EVENT" has the meaning specified in Section 2.8(b).

                  "EVENT OF DEFAULT" has the meaning specified in Section 6.1.

                  "GAAP" has the meaning specified in Section 1.4.

                  "INTEREST PERIOD" has the meaning specified in Section 2.4(b).

                  "LOAN" means each loan made hereunder by the Subordinated Lender in accordance with Article II.

                  "PERSON" means any individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated organization, association, joint venture or other entity, or a government or any political subdivision or agency thereof.

                  "SENIOR DEBT" means all obligations of the Borrower to make payments of the principal of (and premium, if any), and interest on, amounts outstanding under the Senior Loan Agreements and all other obligations of the Borrower to the Senior Lenders under the Senior Loan Agreements.

                  "SENIOR DEFAULT" means a Senior Nonmonetary Default or a Senior Payment Default.

                  "SENIOR NONMONETARY DEFAULT" has the meaning specified in
         Section 2.8(c).

                  "SENIOR PAYMENT DEFAULT" has the meaning specified in Section 2.8(c).

                  "SENIOR LENDERS" has the meaning specified in the recitals to this Agreement.

                  "SENIOR LOAN AGREEMENTS" has the meaning specified in the recitals to this Agreement.

                  "SUBORDINATED DEBT" has the meaning specified in Section
         2.8(a).

                  "SUBORDINATED LOAN DOCUMENTS" means this Agreement and the Subordinated Note.

                  "SUBORDINATED NOTE" means a duly authorized, executed and appropriately completed promissory note in the form of Exhibit A attached hereto and made a part hereof.

                  "SUBSIDIARY" means, with respect to any Person, any other Person of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

         SECTION 1.2. CERTAIN OTHER TERMS. When used herein, words of any gender shall include any other gender, and singular words shall include the plural and vice versa, as the context may require.

         SECTION 1.3. CERTAIN REFERENCES. Each reference in this Agreement to a designated section, subsection, paragraph or subparagraph is a reference to the designated section, subsection, paragraph or subparagraph, as the case may be, of this Agreement. When used in this Agreement, the words "herein", "hereof" and "hereunder", and other words of similar import, refer to this Agreement as a whole and not to any particular provision of this Agreement.

         SECTION 1.4. ACCOUNTING PRINCIPLES. When the character or amount of any asset or liability or item of income or expense is required to be determined, or any consolidation or other accounting computation is required to be made, for the purposes of this Agreement, the same shall be determined or made, as the case may be, in accordance with United States generally accepted accounting principles ("GAAP") as in effect on the date of such determination.

         SECTION 1.5. HEADINGS. All section and paragraph headings in this Agreement, and any table of contents or index of documents or exhibits, are included herein solely for convenience of reference and shall not constitute a part of this Agreement for the purpose of the construction or interpretation hereof.

                                   ARTICLE II

                                    THE LOANS

         SECTION 2.1. THE LOAN COMMITMENT. (a) AMOUNT. Subject to the terms and conditions of this Agreement, the Subordinated Lender hereby agrees to lend to the Borrower, in one or more disbursements made during the period from the date hereof to the Commitment Termination Date, an aggregate principal amount not to exceed the sum of $40,000,000 at any time outstanding (the "COMMITMENT"). Within the foregoing limitations, and subject to the conditions set forth herein, the Borrower may borrow, pay or prepay and reborrow hereunder.

         (b) REDUCTION OF THE COMMITMENT. The Borrower may, at any time upon written notice to the Subordinated Lender and written consent of the Senior Lenders, reduce in part or terminate in whole the Commitment. Notwithstanding any other provision of this Agreement, on the Commitment Termination Date, the Commitment shall automatically and permanently terminate.

         SECTION 2.2. METHOD OF DISBURSEMENT OF THE LOANS. Each disbursement of a Loan shall be made by the Subordinated Lender pursuant to a notice of borrowing delivered to the Subordinated Lender, with a copy to each Senior Lender, not later than 11:00 AM (New York time) on the third Business Day before the proposed date of the disbursement (the "DISBURSEMENT DATE"). Each notice of borrowing shall be delivered by telecopier, or by telephone, confirmed immediately by telecopier, specifying the requested Disbursement Date and the amount of the Loan to be made on such date. The Subordinated Lender agrees that on or before such Disbursement Date, the Subordinated Lender shall make available to the Borrower, in same day funds such amounts requested by the Borrower according to Section 2.1, which shall be delivered to the account identified for such purpose in the notice of borrowing delivered to the Subordinated Lender by the Borrower.

         SECTION 2.3. THE SUBORDINATED NOTE. The indebtedness of the Borrower to the Subordinated Lender resulting from Loans made from time to time pursuant to this Agreement shall be evidenced by a Subordinated Note. The Subordinated Lender will note on the grid attached to the Subordinated Note and in its internal records, to the extent applicable, the date and amount of each Loan made hereunder, and the amount of each payment in respect thereof, and prior to any transfer of the Subordinated Note or any portion thereof, will endorse thereon the outstanding principal amount evidenced thereby. Failure to make any such notation shall not affect the Borrower's obligations in respect of the Loans. Absent manifest error, the Subordinated Lender's records or notations on the Subordinated Note as to the outstanding principal amount of the Subordinated Note shall be conclusive.

         SECTION 2.4. INTEREST RATE AND PAYMENT OF INTEREST. (a) The outstanding principal amount of each Loan shall bear interest from the date of such Loan until the principal amount thereof is paid in full, payable on the last day of each Interest Period for such Loan and on the date of payment in full of such principal amount, at a rate equal to 14% per annum at all times during the period from the date hereof through (and including) January 31, 1999 and 16% per annum at all times thereafter. Interest shall be calculated on the basis of a year of 365 days for the actual number of days (including the first day but excluding the last day) elapsed.

         (b) The period between the date any Loan is made and the date of payment in full of the principal amount thereof shall be divided into successive periods of one calendar month (each, an "INTEREST PERIOD"), with each such Interest Period ending on the last day of a calendar month, except that the initial Interest Period for any Loan shall begin on the date it is made. Each subsequent Interest Period shall begin on the last day of the preceding Interest Period; provided, that (i) any Interest Period that would otherwise end on a day that is not a Business Day shall, subject to clauses (ii) and (iii) below, be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; (ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (iii), end on the last Business Day of a calendar month; and (iii) any Interest Period that would otherwise end after the Commitment Termination Date shall end on the Commitment Termination Date.

         SECTION 2.5. PREPAYMENT OF THE LOANS. Subject to Section 2.8, the Borrower shall have the right at any time, and from time to time, upon providing notice to the Subordinated Lender at least one Business Day before the date of prepayment, to prepay the Loans, in whole or in part, without premium or penalty; provided that (a) both before and after giving effect to such prepayment, no Senior Default shall have occurred and be continuing, (b) no later than two Business Days prior to such prepayment, the Borrower shall have provided to the Senior Lenders, a certificate establishing that, after giving effect to such prepayment, the Borrower shall remain in compliance with all financial covenants under the Senior Loan Agreements, and (c) prior to such prepayment no Senior Lender shall have notified the Borrower that such Senior Lender believes that such prepayment would result in a Senior Default. On and after the Commitment Termination Date, if the Subordinated Note is paid in full, it shall be surrendered to the Borrower and canceled and shall not be reissued.

         SECTION 2.6. REPAYMENT AND MATURITY. (a) Subject to Section 2.8, the Borrower shall repay the outstanding principal amount of the Subordinated Note on the Commitment Termination Date. The Borrower shall make each payment under this Agreement and under the Subordinated Note not later than 11:00 A.M. (New York time) on the date when due in dollars of the United States of America to the Subordinated Lender at the location set forth in the Subordinated Note

(or such other location as the Subordinated Lender shall designate in writing to the Borrower) in same day funds.

         (b) Whenever any payment shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and interest shall be calculated up to that Business Day.

         SECTION 2.7. USE OF PROCEEDS. The Borrower shall use the proceeds of the Loans for only the purposes set forth in the recitals to this Agreement.

         SECTION 2.8.  SUBORDINATION.

         (a) SUBORDINATION OF LIABILITIES. The Borrower, for itself, its successors and assigns, covenants and agrees, and the holder of the indebtedness evidenced by this Agreement and the Subordinated Note (the "SUBORDINATED DEBT") by its acceptance hereof and thereof likewise covenants and agrees that the payment of the principal of, and interest on, and all other amounts owing in respect of, the Subordinated Debt is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, to the prior payment in full of the Senior Debt in cash. In furtherance of the foregoing, in each case to the extent prohibited by this Section 2.8, the Subordinated Lender will not take, demand or receive from the Borrower, and the Borrower will not make, give or permit, directly or indirectly, by set-off, redemption, purchase or in any other manner, any payment of or security for the whole or any part of the Subordinated Debt. The subordination provisions set forth herein shall constitute a continuing offer to the Senior Lenders and all persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Debt, and such provisions are made for the benefit of the Senior Lenders and such holders, which are hereby made obligees hereunder to the same extent as if their names were written herein as such, and they and/or each of them may proceed to enforce such provisions.

         (b) UPON LIQUIDATION, DISSOLUTION, ETC. Upon any payment or distribution of assets of the Borrower to creditors upon any liquidation, dissolution, winding up, reorganization, assignment for the benefit of creditors, marshaling of assets or any bankruptcy, insolvency or similar proceedings of the Borrower, whether voluntary or involuntary (except in connection with the consolidation or merger of the Borrower or its liquidation or dissolution following the conveyance, transfer or lease of its properties and assets substantially as an entirety) (each such event, a "DISTRIBUTION EVENT"), the holders of Senior Debt will first be entitled to receive payment in full, in cash or cash equivalents, of all amounts due or to become due on or in respect of such Senior Debt (including interest accruing after the commencement of any such proceeding at the rate specified in the applicable Senior Loan Agreement) before the Subordinated Lender is entitled to receive any payment of principal of or interest on the Subordinated Debt. In the event that, notwithstanding the foregoing, the Subordinated Lender receives any payment or distribution of assets of the Borrower of any kind or character after the occurrence of a Distribution Event but before all the Senior Debt is paid in full, then such payment or distribution will be held in trust for the holders of Senior Debt and will be required to be paid over or delivered forthwith to the trustee in bankruptcy or other Person making payment or distribution of assets of the Borrower for application to the payment of all Senior Debt remaining unpaid, to the extent necessary to pay the Senior Debt in full.

         Upon the occurrence of any bankruptcy, insolvency or similar event or proceeding commenced by or against the Borrower:

                  (i) the Subordinated Lender irrevocably authorizes and empowers each Senior Lender (A) to demand, sue for, collect and receive every payment or distribution on account of the Subordinated Debt payable or deliverable in connection with such event or proceeding and give acquittance therefor, and (B) to file claims and proofs of claim in any statutory or non-statutory proceeding and take such other actions, in its own name, or in the name of the Subordinated Lender or otherwise, as such Senior Lender may deem necessary or advisable for the enforcement of the provisions of this Agreement; provided, however, that the foregoing authorization and empowerment imposes no obligation on any Senior Lender to take any such action;

                  (ii) the Subordinated Lender shall take such action, duly and promptly, as any Senior Lender may request from time to time (A) to collect the Subordinated Debt for the respective accounts of the Senior Lenders (ratably in accordance with the obligations owed to them by the Borrower) and (B) to file appropriate proofs of claim in respect of the Subordinated Debt; and

                  (iii) the Subordinated Lender shall execute and deliver such powers of attorney, assignments or proofs of claim or other instruments as the Senior Lenders may request to enable the Senior Lenders to enforce any and all claims in respect of the Subordinated Debt and to collect and receive (ratably in accordance with the obligations owed to them by the Borrower) any and all payments and distributions that may be payable or deliverable at any time upon or in respect of the Subordinated Debt.

         (c) UPON CERTAIN DEFAULTS. The Borrower may not make (and the Subordinated Lender may not ask, demand, sue for, or otherwise take, accept or receive) any payments on account of the Subordinated Debt if (i) a default in the payment of principal of (or premium, if any) or interest on any Senior Debt has occurred and is continuing or a default in the payment when due of any other obligation under any Senior Debt has occurred and is continuing (a "SENIOR PAYMENT DEFAULT") or (ii) any default (other than a Senior Payment Default) has occurred and is continuing with respect to any Senior Debt permitting the holders thereof (or a trustee or agent on behalf thereof) to accelerate the maturity thereof (a "SENIOR NONMONETARY DEFAULT") until the date, if any, on which the Senior Debt to which such Senior Default relates is paid in full or is waived or otherwise cured. In furtherance of the foregoing, unless and until the earlier to occur of (i) the payment in full of the Senior Debt and (ii) April 10, 1999, the Subordinated Lender will not commence any proceeding against the Borrower, or join with any creditor in any such proceeding, under any bankruptcy, reorganization, readjustment of debt, arrangement of debt, receivership, liquidation or insolvency law or statute of the Federal or any state government, unless any Senior Lender shall also join in bringing such proceeding (it being understood that the mere filing of a proof of claim by the Subordinated Lender shall not constitute a breach hereof).

         (d) SUBROGATION. Subject to the prior payment in full of all Senior Debt in cash, the Subordinated Lender shall be subrogated to the rights of the Senior Lenders to receive payments or distributions of assets of the Borrower applicable to the Senior Debt until all amounts owing in respect of the Subordinated Debt shall be paid in full, and for the purpose of such subrogation no payments or distributions to the holders of the Senior Debt by or on behalf of the Borrower or by or on behalf of the Subordinated Lender by virtue of the subordination provisions set forth herein that otherwise would have been made to the Subordinated Lender, shall be deemed to be payment by the Borrower to or on account of the Senior Debt, it being understood that the subordination provisions set forth herein are and are intended solely for the purpose of defining the relative rights of the Subordinated Lender, on the one hand, and the Senior Lenders, on the other hand.

         (e) OBLIGATION OF THE BORROWER UNCONDITIONAL. Nothing contained in the subordination provisions set forth herein is intended to or shall impair, as between the Borrower and the Subordinated Lender, the obligation of the Borrower, which is absolute and unconditional, to pay to the Subordinated Lender the principal of and interest on the Subordinated Debt as and when the same shall become due and payable in accordance with its terms, or is intended to or shall affect the relative rights of the Subordinated Lender and creditors of the Borrower other than the Senior Lenders, nor shall anything herein or therein prevent the Subordinated Lender from exercising all remedies otherwise permitted by applicable law, subject to the rights, if any, under the subordination provisions set forth herein of the Senior Lenders in respect of cash, property, or securities of the Borrower received upon the exercise of any such remedy. Upon any distribution of assets of the Borrower referred to herein, the Subordinated Lender shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other person making any distribution to the Subordinated Lender, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Debt and other indebtedness of the Borrower, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or hereto.

         (f) SUBORDINATION RIGHTS NOT IMPAIRED BY ACTS OR OMISSIONS OF BORROWER OR SENIOR LENDERS. No rights of the Senior Lenders to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by an act or failure to act on the part of the Borrower or by any act or failure to act by any such Senior Lender, or by any noncompliance by the Borrower with the terms and provisions of the Subordinated Debt, regardless of any knowledge thereof that any such Senior Lender may have or be otherwise charged with. The Senior Lenders may, without in any way affecting the obligations of the Subordinated Lender with respect thereto, at any time or from time to time and in its absolute discretion, change the manner, place or terms of payment of, change or extend the time of payment of, or renew or alter, any Senior Debt, or amend, modify or supplement any agreement or instrument governing or evidencing such Senior Debt or any other document referred to therein, or exercise or refrain from exercising any other of their rights under the Senior Debt including, without limitation, the waiver of a default thereunder and the release of any collateral securing such Senior Debt, all without notice to or assent from the Subordinated Lender.

         SECTION 2.9. TAXES. (a) Any and all payments by the Borrower shall be made, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding taxes imposed on the Subordinated Lender's income, and franchise taxes imposed on the Subordinated Lender, by any jurisdiction (all such nonexcluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "TAXES"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable to the Subordinated Lender, (i) the sum payable shall be increased as may be necessary so that, after making all required deductions (including deductions applicable to additional sums payable under this Section 2.9) the Subordinated Lender receives an amount equal to the sum it would have received had no such deductions been made; provided, however, that if the Borrower's obligation to deduct or withhold Taxes is caused solely by the Subordinated Lender's failure to provide appropriate withholding exemption certificates for which the Subordinated Lender is eligible, no such increase shall be required;
(ii) the Borrower shall make such deductions; and (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

         (b) In addition, the Borrower agrees to pay any present or future stamps or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or the Subordinated Note (hereinafter referred to as "OTHER TAXES").

         (c) The Borrower will pay when due all Taxes payable in respect of any payment. Within 30 days after the date of any payment of Taxes, the Borrower will furnish to the Subordinated Lender, at its address set forth in the Subordinated Note, the original or a certified copy of a receipt evidencing payment of such Taxes.

         (d) In the event that any amount payable to the Subordinated Lender is increased pursuant to Section 2.9(a) on account of Taxes or the Borrower pays on behalf of the Subordinated Lender any Taxes or Other Taxes, and subsequently the Subordinated Lender receives a refund with respect to such amount, such Taxes or Other Taxes, the Subordinated Lender shall promptly turn over such refund to Borrower; provided, however, that such refund shall be retained by the Subordinated Lender and turned over to the Borrower only when the Subordinated Lender's rights to receive such refund shall have become final and non-appealable.

                                   ARTICLE III

                              CONDITIONS PRECEDENT

         SECTION 3.1. DOCUMENTS REQUIRED FOR THE INITIAL LOAN. The obligation of the Subordinated Lender to make the initial Loan hereunder is subject to the satisfaction of the condition precedent that the Borrower shall have delivered the following documents to the Subordinated Lender, in such number of counterparts or copies as the Subordinated Lender may reasonably request:

         (a) a duly executed copy of this Agreement and the Subordinated Note;

         (b) certified (as of the Closing Date) resolutions of the board of directors of the Borrower, in form and substance reasonably satisfactory to the Subordinated Lender, authorizing the execution, delivery and performance of the Subordinated Loan Documents;

         (c) a certificate of an authorized officer of the Borrower, dated the Closing Date, to the effect that:

                  (i) the representations and warranties of the Borrower set forth in Section 4.1 are true and correct in all material respects as of the Closing Date; and

                  (ii) no Commitment Termination Event has occurred and is continuing as of the Closing Date;

         (d) evidence, satisfactory to the Subordinated Lender that the Senior Loan Agreements are in full force and effect; and

         (e) such other documents, certificates and legal opinions as the Subordinated Lender may reasonably request.

         SECTION 3.2. CONDITIONS PRECEDENT TO ALL LOANS. The obligation of the Subordinated Lender to make each Loan (including the initial Loan) hereunder is subject to the satisfaction of the condition precedent that on the applicable Disbursement Date, no Commitment Termination Event shall have occurred and be continuing (and the Subordinated Lender shall have received a certificate of an authorized officer of the Borrower, dated such Disbursement Date, to such effect).

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         SECTION 4.1. REPRESENTATIONS OF BORROWER. The Borrower represents and warrants to the Subordinated Lender as follows:

         (a) CORPORATE EXISTENCE: COMPLIANCE WITH LAW. The Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, (ii) has the corporate power and authority, and has all governmental licenses, authorizations, consents and approvals necessary, to own and operate its property, to lease the property it operates as lessee and to carry on its business as now being or as proposed to be conducted,
(iii) is duly qualified to do business and is in good standing under the laws of each jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify should be reasonably expected (either individually or in the aggregate) to have a material adverse effect on the business, assets, property, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries, taken as a whole, (iv) is in compliance in all material respects with all applicable laws, and (v) is in compliance in all material respects with its obligations under its articles of incorporation and by-laws.

         (b)      CORPORATE POWER:  AUTHORIZATION; ENFORCEABLE OBLIGATIONS.

         (i) The Borrower has the corporate power and authority, and the legal right, to make, deliver and perform this Agreement and the Subordinated Note, and has taken all necessary corporate action to authorize the borrowings on the terms and conditions of this Agreement and the Subordinated Note, and the execution, delivery and performance of this Agreement and the Subordinated Note.

         (ii) No consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any governmental authority or any other Person is required or necessary in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement or the Subordinated Note, except as previously obtained and currently in full force and effect.

         (iii) This Agreement and the Subordinated Note have been duly and validly executed and delivered by the Borrower, and each constitutes, a legal, valid and binding obligation of the

Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

         (c) NO LEGAL BAR. The execution, delivery and performance of this Agreement and the Subordinated Note, the borrowings hereunder and the use of the proceeds thereof will not (i) violate any applicable law, any provision of the Borrower's articles of incorporation or by-laws or contractual obligation of the Borrower or (ii) result in, or require, the creation or imposition of any lien on any of the Borrower properties or revenues pursuant to any applicable law, any provision of any agreement, instrument or other undertaking to which the Borrower is a party or by which any of its property is bound, or any provision of any security issued by the Borrower.

         (d) MARGIN REGULATIONS. No part of the proceeds of any Loans will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under, or for any other purpose which violates or would be inconsistent with the provisions of, Regulation T, U or X of the Board of Governors of the Federal Reserve System.

         (e) INVESTMENT COMPANY ACT; OTHER REGULATIONS. The Borrower is not an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. The Borrower is not subject to regulation under any Federal or state statute or regulation which limits its ability to incur indebtedness.

         (f) BORROWER SOLVENT; FRAUDULENT CONVEYANCE. As of the date hereof and immediately after giving effect to each Loan, (i) the fair value of the assets of the Borrower is and shall be greater than the fair value of the liabilities (including, without limitation, contingent liabilities if and to the extent required to be recorded as a liability on the financial statements of the Borrower in accordance with GAAP) of the Borrower, and (ii) the Borrower is and will be solvent, is and will be able to pay its debts as they mature and does not and will not have an unreasonably small capital to engage in the business in which it is engaged and proposes to engage. Borrower does not intend to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature. Borrower is not transferring any assets with any intent to hinder, delay or defraud any of its creditors.

         SECTION 4.2.  REPRESENTATIONS OF THE SUBORDINATED LENDER.

         (a) INFORMATION RECEIVED. The Subordinated Lender has had the opportunity to ask questions of and receive answers from representatives of the Borrower concerning the terms and conditions of this investment, and all questions asked by the Subordinated Lender have been adequately answered to the satisfaction of the Subordinated Lender. The Subordinated Lender has received or has had access to all additional information concerning the Borrower and the transactions contemplated hereby that it has requested.

         (b) NONDISTRIBUTIVE INTENT. The Subordinated Lender is acquiring the Subordinated Note for its own account, for investment and with no view to the distribution thereof.

         (c) SUBORDINATED NOTE NOT REGISTERED. The Subordinated Lender acknowledges that the Subordinated Note has not been registered under the Securities Act of 1933 or the securities laws of any state of the United States or any other jurisdiction and may not be offered or sold by the Subordinated Lender unless subsequently registered under that Act and any other applicable securities laws or unless exemptions from the registration or other requirements thereof are available for the transaction, which exemptions shall be established to the reasonable satisfaction of the Borrower, by opinion of counsel or otherwise.

         (d) ECONOMIC LOSS AND SOPHISTICATION. The Subordinated Lender is able to bear the economic risk of losing its entire investment in the Subordinated Note. The Subordinated Lender's overall commitment to investments that are not readily marketable is not disproportionate to its net worth. The Subordinated Lender's investment in the Subordinated Note will not cause such overall commitment to become excessive. The Subordinated Lender has such knowledge and experience in financial and business matters that it is capable of evaluating the risks and merits of this investment.

         (e) LEGENDS ON THE SUBORDINATED NOTE. The Subordinated Lender acknowledges that the certificates representing the Subordinated Note will contain legends reflecting the subordination provisions hereof and the restrictions on transfer imposed by the United States securities laws and that such restrictions will be noted on the Borrower's transfer records.

                                    ARTICLE V

                                    COVENANTS

         The Borrower covenants and agrees with the Subordinated Lender that, so long as the Subordinated Lender shall have any Commitment or any amount payable by the Borrower under the Subordinated Loan Documents shall remain outstanding:

         SECTION 5.1. FINANCIAL STATEMENTS. The Borrower shall deliver to the Subordinated Lender:

         (a) as soon as available and in any event within 50 days after the end of each of the first three quarterly fiscal periods of each fiscal year of the Borrower, the consolidated and consolidating balance sheets of the Borrower and its consolidated Subsidiaries as at the end of such period and the related unaudited consolidated and consolidating statements of income and of cash flows for the Borrower and its consolidated Subsidiaries for such period and the portion of the fiscal year through the end of such period, if applicable, setting forth in each case in comparative form the figures for the previous year, accompanied by a certificate of an authorized officer of the Borrower, which certificate shall state that said consolidated financial statements fairly present the consolidated and consolidating financial condition and results of operations of the Borrower and its Subsidiaries in accordance with GAAP, consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments);

         (b) as soon as available and in any event within 100 days after the end of the fiscal year of the Borrower, the audited consolidated and consolidating balance sheets of the Borrower and its consolidated Subsidiaries as at the end of such fiscal year and the related consolidated and consolidating statements of income and retained earnings and of cash flows for the Borrower and its consolidated Subsidiaries for such year, if applicable, setting forth in each case in comparative form the figures for the previous year, accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall not be qualified as to scope of audit or going concern and shall state that said consolidated and consolidating financial statements fairly present the consolidated Subsidiaries as at the end of, and for, such fiscal year in accordance with GAAP; and

         (c) promptly and in any event within five Business Days following request therefor by the Subordinated Lender directed to the persons to whom notice is to be given pursuant to Section 7.5, from time to time such other information regarding the financial conditions, operations, or business of the Borrower and its Subsidiaries as the Subordinated Lender may reasonably request.

         SECTION 5.2.      EXISTENCE, ETC.  The Borrower will:

                  (i) preserve and maintain all of its material rights, privileges, licenses and franchises;

                  (ii) comply with the requirements of all applicable laws (including, without limitation, all environmental laws) if failure to comply with such requirements should reasonably be expected (either individually or in the aggregate) to have a material adverse effect on the business, assets, property, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries, taken as a whole; and

                  (iii) keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied.

         SECTION 5.3. MAINTENANCE OF PROPERTY; INSURANCE. The Borrower shall keep all property useful and necessary in its business in good working order and condition. The Borrower shall maintain errors and omissions insurance and/or mortgage impairment insurance and blanket bond coverage in such amounts as are in effect on the date hereof (as disclosed to Subordinated Lender in writing) and shall not reduce such coverage without the written consent of the Subordinated Lender, and shall also maintain such other insurance with financially sound and reputable insurance companies, and with respect to property and risk of a character usually maintained by entities engaged in the same or similar business similarly situated, against loss, damage and liability of the kinds and in the amounts customarily maintained by such entities.

         SECTION 5.4. NOTICES. The Borrower shall give notice to the Subordinated Lender promptly:

                  (i) upon the Borrower becoming aware of and in any event within two Business Days after, the occurrence of any Default or Event of Default or any default under any other material agreement of the Borrower including, but not limited to, any Senior Loan Agreement;

                  (ii) upon, and in any event within three Business Days after, service of process on the Borrower or any of its Subsidiaries, or any agent thereof for service of process, in respect of any legal or arbitrable proceedings affecting the Borrower or any of its Subsidiaries (A) that questions or challenges the validity or enforceability of any of this Agreement or the Subordinated Note or (B) in which the amount in controversy exceeds $1,000,000; and

                  (iii) of entry of a judgment or decree affecting the Borrower in an amount in excess of $1,000,000.

Each notice pursuant to this Section 5.4 shall be accompanied by a statement of an authorized officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower has taken or proposes to take with respect thereto.

         SECTION 5.5. OTHER INFORMATION. The Borrower shall furnish to the Subordinated Lender, as soon as available, copies of any and all proxy statements, financial statements and reports which the Borrower sends to its stockholders, and copies of all regular, periodic and special reports, and all registration statements filed with the Securities and Exchange Commission and/or any governmental authority that supervises the issuance of securities by the Borrower.

         SECTION 5.6. PROHIBITION OF FUNDAMENTAL CHANGES. Neither the Borrower nor any of its Subsidiaries shall enter into any transaction of merger or consolidation or amalgamation, or dissolve itself (or suffer any dissolution).

         SECTION 5.7. LIMITATION ON DISTRIBUTIONS. The Borrower shall not make any payment on account of, or set apart assets for, a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of any equity or partnership interest of the Borrower, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Borrower; provided, however, that the foregoing shall not limit or prohibit the Borrower's payment of dividends or distributions as required by the Internal Revenue Code of 1986, as the same may be amended from time to time, in connection with the Borrower's status as a real estate investment trust.

         SECTION 5.8. LIMITATION ON ACQUISITIONS. Neither the Borrower nor any of its Subsidiaries shall acquire any assets in excess of $1,000 individually and $5,000 in the aggregate, other than pursuant to loan commitments in existence on the date hereof.

         SECTION 5.9. AMENDMENTS. The Borrower shall not agree to or enter into any amendment to or other modification of any Senior Loan Agreement, other than any amendments entered into on the date of this Agreement, that would have the effect of increasing the principal amount of indebtedness, or rate of interest or fees payable, under such Senior Loan Agreement.

         SECTION 5.10. ADDITIONAL INDEBTEDNESS. Neither the Borrower nor any of its Subsidiaries shall incur any indebtedness not outstanding on the date hereof that shall rank senior to, or pari passu with, the Subordinated Debt except for:

         (a)      indebtedness under the Senior Loan Agreements; and

         (b) indebtedness secured by assets of the Borrower upon which no lien, security interest or encumbrance then exists, provided that such lien or encumbrance, or recourse to the Borrower (subject to customary exceptions to nonrecourse provisions), does not extend beyond the asset being financed. Such assets shall include, but shall not be limited to, (i) a mortgage loan secured by Lakeside Plaza and Bryarwood 85 Office Center and (ii) loans secured by various mortgage-backed securities held by the Borrower on the date hereof and upon which no lien or encumbrance currently exists.

                                   ARTICLE VI

                              DEFAULT AND REMEDIES

         SECTION 6.1. EVENTS OF DEFAULT. An "EVENT OF DEFAULT" shall exist if any of the following conditions or events shall occur and be continuing:

         (a) the Borrower shall default in the payment of any principal of the Loans after the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

         (b) at any time the Borrower is not prohibited from making payments of interest pursuant to Section 2.8, the Borrower shall default in the payment of any interest on the Loan for more than three Business Days after the same becomes due and payable; or

         (c) the Borrower shall default in the performance or compliance with any obligation to be performed or complied with by it hereunder (except the obligations described in subsections (a) and (b) of this Section 6.1) and such default shall not be remedied within twenty Business Days after the Borrower shall receive notice of such failure from the Subordinated Lender; or

         (d) the Borrower shall default in the payment of, or the Borrower shall default in the performance of or compliance with any term under any agreement creating, evidencing or securing, any Senior Debt in an aggregate outstanding principal amount of at least $1,000,000, and, in each case as a consequence of such default, such Senior Debt has become, or has been declared due and payable before its stated maturity or before its regularly scheduled dates of payment; or

         (e) any representation, warranty or certificate made or furnished by the Borrower in writing to the Subordinated Lender in connection with any Subordinated Loan Document, or as inducement to the Subordinated Lender to enter into any Subordinated Loan Document, or in any separate statement or document delivered hereunder to the Subordinated Lender, shall have been materially false or incorrect on the date as of which made; or

         (f) the Borrower is generally not paying, or admits in writing its inability to pay, its debts as they become due or shall have made an assignment for the benefit of any of its creditors; or

         (g) proceedings in bankruptcy, or for reorganization of the Borrower, or for the readjustment of any of the debts thereof, or for the relief of debtors, now or hereafter existing, shall have been commenced by the Borrower, or shall have been commenced against the Borrower and shall not have been discharged within 60 days of their commencement; or

         (h) a receiver, custodian or trustee shall have been appointed for the Borrower or for any substantial part of its assets, or any proceedings shall have been instituted for the dissolution or the full or partial liquidation of the Borrower, and such receiver, custodian or trustee shall not have been discharged within 60 days of its appointment, or such proceedings shall not have been discharged within 60 days of their commencement, or the Borrower shall have discontinued business or shall have materially changed the nature of its business; or

         (i) the Borrower shall have suffered final judgments for the payment of money aggregating in excess of $1,000,000 that are not covered by insurance and shall not have discharged or bonded the same within a period of 60 days unless, pending further proceedings, execution shall not have been commenced or shall have been effectively stayed; or

         (j) a Change in Control shall occur.

         SECTION 6.2. INTEREST AFTER DEFAULT; INTEREST ON INTEREST. Immediately and without notice upon the occurrence of an Event of Default, and thereafter until such Event of Default shall have been cured or waived by the Subordinated Lender, the Loans shall accrue interest at the Default Rate, payable on demand subject to Section 2.8. In addition to the foregoing, any interest payable hereunder that is not paid when due, other than by operation of Section 2.8 at any time prior to April 10, 1998, shall accrue interest at the Default Rate, payable on demand, subject in all cases to Section 2.8.

         SECTION 6.3. REMEDIES. If an Event of Default has occurred and is continuing, the Subordinated Lender, by notice to the Borrower (i) may, if such Event of Default constitutes a Commitment Termination Event, declare the obligation of the Subordinated Lender to make Loans to be terminated, whereupon the same shall forthwith terminate, and (ii) subject to Section 2.8, may declare the Subordinated Note, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Subordinated Note, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided, however, that upon the occurrence of an Event of Default pursuant to subsection (g) of Section 6.1, (A) the obligation of the Subordinated Lender to make Loans shall automatically be terminated and (B) the Subordinated Note, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower. Subject to Section 2.8, after any acceleration of a Loan, as provided for above, the Subordinated Lender shall have, in addition to the rights and remedies given it by the Subordinated Loan Documents, all others allowed by all applicable laws.

                                   ARTICLE VII

                                  MISCELLANEOUS

         SECTION 7.1. AMENDMENT AND WAIVER. This Agreement and the Subordinated Note may not be amended except by an instrument in writing signed by the parties hereto. The observance of any term hereof or of the Subordinated Note may be waived (either retroactively or prospectively), with (and only with) the written consent of the Borrower or the Subordinated Lender, as the case may be.

         SECTION 7.2. FURTHER ASSURANCES. From time to time, the Borrower will execute and deliver to the Subordinated Lender such additional documents and will provide such additional information as the Subordinated Lender may reasonably require to carry out the terms of this Agreement and to be informed of the Borrower's status and affairs.

         SECTION 7.3. ENFORCEMENT AND WAIVER BY THE SUBORDINATED LENDER. The Subordinated Lender shall have the right at all times, subject to the provisions of Section 2.8, to enforce the provisions of the Subordinated Loan Documents in strict accordance with the terms hereof and thereof, notwithstanding any conduct or custom on the part of the Subordinated Lender in refraining from so doing at any time or times. The failure of a Subordinated Lender at any time or times to enforce its rights under such provisions, strictly in accordance with the same, shall not be construed as having created a custom in any way or manner contrary to specific provisions of the Subordinated Loan Documents or as having in any way or manner modified or waived the same. All rights and remedies of the Subordinated Lender are cumulative and concurrent and the exercise of one right or remedy shall not be deemed a waiver or release of any other right or remedy.

         SECTION 7.4. COSTS AND EXPENSES; INDEMNIFICATION. (a) The Borrower agrees to pay on demand (i) all reasonable costs and expenses of the Subordinated Lender in connection with the execution, delivery, waiver, amendment or enforcement of the Subordinated Loan Documents (including, without limitation, the fees and expenses of counsel to the Subordinated Lender with respect thereto, with respect to advising the Subordinated Lender as to its rights and responsibilities, or the perfection, protection or preservation of rights or interests, under the Subordinated Loan Documents, with respect to negotiations with the Borrower or with other creditors of the Borrower or any of its Subsidiaries arising out of any Default or any events of circumstances that may give rise to a Default and with respect to presenting claims in or otherwise participating in or monitoring any bankruptcy, insolvency or other similar proceedings involving creditors' rights generally and any proceeding ancillary thereto) and (ii) all costs and expenses of the Subordinated Lender in connection with the enforcement of the Subordinated Loan Documents, whether in any action, suit or litigation, any bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally or otherwise (including, without limitation, the reasonable fees and expenses of counsel for the Subordinated Lender with respect thereto).

         (b) (i) The Borrower agrees that it will indemnify and hold harmless the Subordinated Lender to the fullest extent permitted by law, from and against any and all losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses and disbursements (and any and all actions, suits, proceedings and investigations in respect thereof and any and all legal or other costs, expenses and disbursements in giving testimony or furnishing documents in response to a subpoena or otherwise), including, without limitation, the costs, expenses and disbursements, as and when incurred, of investigating, preparing or defending any such action, proceeding or investigation (whether or not in connection with litigation in which the Subordinated Lender is a party thereto), directly or indirectly, caused by, relating to, based upon, arising out of or in connection with (A) this Agreement and the other Subordinated Loan Documents, (B) the Senior Loan Agreements or (C) any untrue statement or alleged untrue statement of a material fact contained in, or omissions or alleged omissions from any filing with any governmental agency or similar statements or omissions in or from any information furnished by the Borrower or any of its Subsidiaries or Affiliates to the Subordinated Lender or any other person in connection with this Agreement and the other Subordinated Loan Documents; provided, however, that such indemnity agreement shall not apply to any such loss, claim, damage, obligation, penalty, judgment, award, liability, cost, expense or disbursement to the extent it is found in a final judgment by a court of competent jurisdiction (not subject to further appeal) to have resulted primarily and directly from the gross negligence or willful misconduct of the Subordinated Lender. The Borrower also agrees that the Subordinated Lender shall have no liability (whether direct or indirect, in contract or tort or otherwise) to the Borrower for or in connection with this Agreement and the other Subordinated Loan Documents or the transactions contemplated thereby including, without limitation, the Senior Loan Agreements, except for any such losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses and disbursements that are finally judicially determined by a court of competent jurisdiction (not subject to further appeal) to have resulted from the bad faith or gross negligence of the Subordinated Lender.

                  (ii) The indemnification provisions in this Section shall be in addition to any liability that the Borrower may have to the Subordinated Lender or the Persons indemnified below in this sentence and shall extend to the following: the Subordinated Lender and its Affiliates, directors, officers, employees, legal counsel, agents and controlling persons (within the meaning of the federal securities laws), and none of such indemnified persons shall be liable for any act or omission of the others. All references to "the Subordinated Lender" in these indemnification provisions shall be understood to include any and all of the foregoing.

                  (iii) In case any action or proceeding shall be commenced involving the Subordinated Lender in respect of which indemnity may be sought pursuant to this Section, the Subordinated Lender shall promptly notify the Borrower in writing and the Borrower shall have the right to assume the defense of such action, including the employment of counsel reasonably satisfactory to the Subordinated Lender and the payment of all fees and expenses of such counsel, as incurred. The Subordinated Lender shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Subordinated Lender unless (A) the employment of such counsel shall have been specifically authorized in writing by the Borrower, (B) the Borrower shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the Subordinated Lender or (C) the named parties to any such action (including any impleaded parties) include both the Subordinated Lender and the Borrower, and the Subordinated Lender shall have been advised by such counsel that either
         (A) there may be one or more legal defenses available to it that are different from or additional to those available to the Borrower or (B) a conflict may exist between the Borrower and the Subordinated Lender (in which case the Borrower shall not have the right to assume the defense of such action on behalf of the Subordinated Lender). The Borrower shall indemnify and hold harmless the Subordinated Lender from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (A) effected with the written consent of the Borrower or (B) effected without its written consent if the settlement is entered into more than twenty Business Days after the Borrower shall have received a request from the Subordinated Lender for reimbursement for the reasonable fees and expenses of counsel (in any case where such fees and expenses are at the expense of the Borrower) and, prior to the date of such settlement, the Borrower shall have failed to comply with such reimbursement request. The Borrower shall not, without the prior written consent of the Subordinated Lender, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the Subordinated Lender is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the Subordinated Lender, unless such settlement, compromise or judgment includes an unconditional release of the Subordinated Lender from all liability on claims that are or could have been the subject matter of such action.

                  (iv) Neither termination of the Commitment nor repayment of the Loans shall affect the indemnification provisions contained in this Section, which shall then remain operative and in full force and effect.

                  (v) Notwithstanding anything to the contrary set forth herein, no provision of Section 7.4 shall in any way effect or prejudice any claim that the Borrower may have against Lend Lease or any Subsidiary thereof arising out of its performance as "Manager" under the Management Agreement.

         SECTION 7.5. NOTICES. Any notices or consents required or permitted by this Agreement shall be in writing and shall be deemed delivered: (i) when delivered in person: or (ii) if sent by certified mail, postage prepaid, return receipt requested, or by a recognized overnight delivery service (with charges prepaid) when received by the addressee thereof; or (iii) if sent by telecopy, on the Business Day on which sent; in any such case to the following applicable address, unless such address is changed by written notice hereunder:

         If to the Borrower:

                  Chastain Capital Corporation
                  Attn: Steven G. Grubenhoff
                  Monarch Tower
                  3424 Peachtree Road, N.E.
                  Suite 800
                  Atlanta, Georgia 30326
                  Telecopier: (404) 848-8929

         with a copy to:

                  Alston & Bird LLP
                  Attn: John S. Hetzel
                  One Atlantic Center
                  1201 West Peachtree Street
                  Atlanta, Georgia 30309-3424
                  Telecopier: (404) 881-7777

         If to the Subordinated Lender:

                  Lend Lease Investments Holdings, Inc.
                  Attn: Amber Degnan
                  Monarch Tower
                  3424 Peachtree Road, N.E.
                  Suite 800
                  Atlanta, Georgia 30326
                  Telecopier: (404) 848-8904
         with a copy to:

                  King & Spalding
                  Attn: John J. Kelley, III
                  191 Peachtree Street
                  Atlanta, Georgia 30303-1763
                  Telecopier: (404) 572-5100

         If to Senior Lenders:

                  Morgan Guaranty and Trust Company of New York
                  60 Wall Street, 18th Floor
                  New York, New York 10260

                  Attention: Clive Bull
                  Telephone: (212) 648-9496
                  Telecopier: (212) 648-5138

         with a copy to:

                  Attention: General Counsel
                  Telephone: (212) 648-9344
                  Telecopier: (212) 648-5968

                  Merrill Lynch Mortgage Capital Inc.
                  Merrill Lynch World Headquarters
                  World Financial Center
                  North Tower - 22nd Floor
                  New York, New York 10281

                  Attention: James B. Cason
                  Telephone: (212) 449-1219
                  Telecopier: (212) 449-3673

         with a copy to:

                  Attention: Michael A. Blum
                  Telephone: (212) 449-8486
                  Telecopier: (212) 449-6673

                  Deutsche Bank AG, New York Branch
                  31 West 52nd Street
                  New York, New York

                  Attention: Repo Desk, Third Floor

         SECTION 7.6. BINDING EFFECT, ASSIGNMENT AND ENTIRE AGREEMENT. (a) This Agreement shall inure to the benefit of, and shall be binding upon, the respective successors and permitted assigns of the parties hereto. The Borrower has no right to assign any of its rights or obligations hereunder without the prior written consent of the Subordinated Lender. This Agreement, and the documents executed and delivered pursuant hereto, constitute the entire agreement between the parties and may be amended only by a writing signed on behalf of the Borrower and the Subordinated Lender.

         (b) The Subordinated Lender may at any time, with the consent of the Borrower, such consent not to be unreasonably withheld, and which consent shall not be required if an Event of Default has occurred and is continuing, assign the Subordinated Note (or any part thereof) to any other person, and the assignee thereof will be deemed to be a "Subordinated Lender" hereunder. Borrower agrees to promptly notify the Senior Lenders of any assignment of the Subordinated Note.

         SECTION 7.7. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

         SECTION 7.8. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

         SECTION 7.9. WAIVER OF JURY TRIAL; SUBMISSION TO JURISDICTION. (a) The Borrower agrees for the exclusive benefit of the Subordinated Lender that the courts of the Supreme Court of the State of New York, County of New York, Borough of Manhattan, and the United States District Court for the Southern District of New York will have jurisdiction to settle any disputes which may arise out of or in connection with this Agreement and that accordingly any suit, action or proceeding arising out of or in connection with this Agreement may be brought by the Subordinated Lender in any such court.

         (b) The Borrower irrevocably waives and agrees not to raise any objection that it may have now or hereafter to the laying of the venue of any proceedings described in subsection (a) above in any such court as is referred to in this Section 7.9 and any claim that any such proceedings have been brought in an inconvenient forum and further irrevocably agrees that a judgment in any such proceedings brought in any such courts shall be conclusive and binding upon the Borrower and may be enforced in the courts of any other jurisdiction.

         (c) The Borrower knowingly, voluntarily and intentionally waives any right which it may have to a trial by jury in respect of any proceedings described in subsection (a) above. The Borrower acknowledges and agrees that it has received full and sufficient consideration for this provision.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective representatives thereto duly authorized effective as of the date first above written.


                                                 CHASTAIN CAPITAL CORPORATION


                                                 By
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                                 LEND LEASE INVESTMENTS
                                                 HOLDINGS, INC.


                                                 By
                                                   -----------------------------
                                                   Name:
                                                   Title: